EX-32.1 CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of Camelot Entertainment Group, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Robert P. Atwell, Chief Executive Officer of the Company, certify, pursuant to 906 of the
Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert P. Atwell
Robert P. Atwell Chief Executive Officer
March 24, 2005

EX-32.1 CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the Annual Report of Camelot Entertainment Group, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Jane Olmstead, Chief Financial Officer of the Company, certify, pursuant to 906 of the
Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jane Olmstead
Jane Olmstead, Interim Chief Financial Officer
March 24, 2005